                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 4, 2002 (January 3,
2002)


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)


                 1-9020                                       72-1440714
        (Commission File Number)                             (IRS Employer
                                                          Identification No.)


       400 E. Kaliste Saloom Road, Suite 3000, Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)



        Registrant's telephone number, including area code (337) 232-7028



                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

         On January 3, 2002, PetroQuest Energy, Inc. (the "Company") issued a press release announcing the appointment of Stephen H. Green, age 45, as Senior Vice President-Exploration of the Company. Since joining the Company in August 1999, Mr. Green has served first as Business Development Manager and then as Vice President-Exploration. From September 1995 to April 1999, he served as Vice President of Exploration for Ocean Energy, Inc., a public oil and gas exploration and development company.

         The press release is filed as an exhibit hereto and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

a.   Financial Statement of Business Acquired

     None.

b.   Pro Forma Financial Information

     None.

c.   Exhibits

     99.1     Press Release


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 4, 2002                PETROQUEST ENERGY, INC.


                                     By:  /s/ Daniel G. Fournerat
                                        ---------------------------------------
                                        Daniel G. Fournerat
                                        Senior Vice President, General Counsel
                                        and Secretary